EXHIBIT 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Danny Meeks, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Greenwave Technology Solutions, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated:	April 30, 2025	By:	/s/ Danny Meeks
Danny Meeks
Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)